SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	333-122113	22-3827597
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(732) 661 9641

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

       .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 Entry into a Material Definitive Agreement.

On May 3, 2012, StrikeForce Technologies. Inc. (the “Company”) finalized an equity facility (the “Equity Facility”) with Auctus Private Equity Fund, LLC, a Massachusetts corporation (“Auctus”), whereby the parties entered into (i) a drawdown equity financing agreement (the “Equity Agreement”) and (ii) a registration rights agreement (the “Registration Rights Agreement”).

Pursuant to the terms of the Equity Agreement, for a period of up to thirty six (36) months commencing on the date of effectiveness of the Registration Statement, Auctus shall commit to purchase up to $6,000,000 of the Company’s common stock, par value $0.0001 per share (the “Shares”), pursuant to an Advance Request (as defined in the Equity Agreement) contained in a drawdown notice, covering the Registrable Securities (as defined below).

The Company, at its discretion, but no less than five (5) trading days between a subsequent Drawdown Notice and a prior closing, can request from Auctus a drawdown, which shall not exceed the lesser of: One Hundred and Fifty Thousand Dollars ($150,000) or the value of two hundred percent (200%) of the average daily volume for the prior ten (10) trading days multiplied by the average of the closing best bid prices for the prior ten (10) trading days.  The number of shares delivered to Auctus under each drawdown shall be determined based on the price calculated at ninety percent (90%) of the lowest closing best bid price for the five days following the Clearing Date associated with a Drawdown Notice (subject to the terms, conditions and restrictions defined in the Equity Agreement).  Auctus shall immediately cease reselling any Shares within a Pricing Period if the per share price falls below a minimum floor set in such notice by the Company, at its sole discretion, which, as a result, will reduce the amount of the drawdown

Under the Registration Rights Agreement, the Company has committed to file a Registration Statement with the U.S. Securities and Exchange Commission within forty five (45) days of the execution of the Equity Agreement, covering the Registrable Securities (as defined below).

The “Registrable Securities” include (i) the Shares, in the amount determined by the Company; (ii) the shares of common stock issued pursuant to the origination fee (as disclosed below) and (iii) any securities issued or issuable with respect to the Shares by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

As further consideration for Auctus entering into and structuring the Equity Facility, the Company shall pay to Auctus a non-refundable origination fee equal to the value of $15,000, consisting of $3,000 already paid, $3,000 in a stock or cash combination thirty (30) days after the Form S-1 registration statement is declared effective, and 562,500 shares of common stock already issued, which shares shall be included in the registration statement.

The Company will determine the amount of each drawdown pursuant to the terms, conditions, and limitations specified in the Equity Agreement.  Company management intends to use the Equity Facility on an as needed basis for marketing, advertising and growth. No assurances can be provided as to the amount the Company will drawdown, if any.

The above descriptions of the Equity Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the document themselves.

Item 3.02 Unregistered Sales of Equity Securities

In addition, the Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, for the private placement of our securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, Auctus is an “accredited investor” and/or qualified institutional buyer and Auctus has access to information about us and its investment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Drawdown Equity Financing Agreement, by and between StrikeForce Technologies, Inc. and Auctus Private Equity Fund, LLC, dated May 3, 2012.
10.2	Registration Rights Agreement by and between StrikeForce Technologies, Inc. and Auctus Private Equity Fund, LLC, dated May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

By: /s/ Mark L. Kay Mark L. Kay Chief Executive Officer

Dated: May 9, 2012

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